Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated balance sheet and statements of operations are based upon the historical consolidated financial statements of Flywheel Advanced Technology, Inc. (the “Company,” “FWFW,” “we,” or “our”). The unaudited proforma condensed consolidated financial information has been prepared to illustrate the effect of the sale (the “Mega Fortune Disposition”) by the Company, of all of the equity associated with the Company’s Mega Fortune Company Limited, which is comprised of the Company’s subsidiaries Pontes Fides Company Limited, QBS System Limited and QBS System Pty Ltd, pursuant to a Share Purchase Agreement, dated as of July 5, 2023, by and among the Company and Mericorn Company Limited (the “Buyer”). The Mega Fortune Company Limited and its subsidiaries are engaged in the business of provision of IoT maintenance and support services, IoT BPO services and IoT development services in Hong Kong and Australia. For a detailed description of the Mega Fortune Company Limited and its subsidiaries please see Note 1 of the accompanying unaudited pro forma condensed consolidated financial information.

The unaudited pro forma condensed consolidated balance sheet as of December 31, 2023 has been prepared by including the unaudited historical condensed consolidated balance sheet of FWFW as of December 31, 2023, adjusted to reflect the pro forma effect as if the Mega Fortune Disposition had been occurred on that date. The unaudited pro forma condensed consolidated statement of operations for the three months ended December 31, 2023 and the unaudited pro forma condensed consolidated statement of operations for the year ended September 30, 2023 have been prepared by including the Company’s historical condensed consolidated statements of operations, adjusted to reflect the pro forma effect as if the Mega Fortune Company Limited and its subsidiaries had been occurred on March 22, 2023, the date of acquisition of subsidiaries.

The historical consolidated financial statements referred to above for FWFW were included in its Quarterly Report on Form 10-Q for the three months ended December 31, 2023 (unaudited) and Annual Report on Form 10-K for the year ended September 30, 2023, each previously filed with the Securities and Exchange Commission (the “ SEC”). The accompanying unaudited pro forma condensed consolidated financial information and the historical consolidated financial information presented herein should be read in conjunction with the historical consolidated financial statements and notes thereto of FWFW.

The unaudited pro forma condensed consolidated financial information was prepared for information purposes only and is not necessarily indicative of the financial position or results of operations that would have occurred if the Mega Fortune Disposition had been completed on the dates indicated, nor is it indicative of the future financial position or results of operations of the Company. Assumptions and estimates underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with the unaudited pro forma condensed consolidated financial information. The accounting for the Mega Fortune Disposition is dependent upon final balances related to the assets and liabilities at the closing date that have yet to progress to a stage where there is sufficient information for a definitive measurement. Due to the fact that the unaudited pro form condensed consolidated financial information has been prepared based upon preliminary estimates, and account balances other than those on the actual Mega Fortune Disposition closing date, the final amounts recorded for the Mega Fortune Disposition may differ materially from the pro forma condensed consolidated financial information presented.

The unaudited pro forma condensed consolidated financial information does not reflect future events that may occur after the Mega Fortune Disposition, including potential restructuring and related general and administrative cost savings. The pro forma adjustments are subject to change and are based upon currently available information.

FLYWHEEL ADVANCED TECHNOLOGY, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AS OF DECEMBER 31, 2023

	Historical		Pro Forma Adjustments	Pro Forma Consolidated

ASSETS

CURRENT ASSETS
Cash and equivalents	$316,367	{b}	$(316,367)	$-
Accounts receivable, net of	1,731,588	{b}	(1,731,588)	-
Due from related parties	121,415	{b}	(121,415)	-
Prepaid expenses and other current assets	392,081	{b}	(390,082)	1,999
Deferred taxes assets	18,818	{b}	(18,818)	-
Total Current Assets	2,580,269		(2,578,270)	1,999

INVESTMENTS	-	{a}	7,230,000	7,230,000
PROPERTY, PLANT AND EQUIPMENT,	9,763	{b}	(9,763)	-
GOODWILL	1,840,202	{b}	(1,840,202)	-
ACQUISITION-RELATED INTANGIBLES	142,263	{b}	(142,263)	-
RIGHT-OF-USE ASSETS	19,053	{b}	(19,053)	-

TOTAL ASSETS	$4,591,550		$2,640,449	$7,231,999

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Bank overdraft	$127,983	{b}	$(127,983)	$-
Bank loans - current portion	109,983	{b}	(109,983)	-
Accounts payable	30,482	{b}	(30,482)	-
Accrued expenses and other current liabilities	220,028	{b}	(142,615)	77,413
Due to related parties	776,004	{b}	(173,937)	602,067
Operating leases liabilities	22,466	{b}	(22,466)	-
Income tax payable	53,556	{b}	(53,556)	-
Total current liabilities	1,340,502		(661,022)	679,480

LONG-TERM LIABILITIES
Bank loans	453,091	{b}	(453,091)	-
Deferred tax liabilities – arising from fair value gain	23,474	{b}	(23,474)	-
Total long-term liabilities	476,565		(476,565)	-
Total Liabilities	1,817,067		(1,137,587)	679,480

COMMITMENTS AND CONTINGENCIES	-		-	-

STOCKHOLDERS’ EQUITY
Common stock	2,966		-	2,966
Paid in capital	6,677,222		-	6,677,222
Accumulated other comprehensive income	5,852	{d}	(5,852)	-
Accumulated deficit	(3,911,557)	{c}{d}	3,783,888	(127,669)
Total Stockholders’ Equity	2,774,483		3,778,036	6,552,519

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$4,591,550		$2,640,449	$7,231,999

See accompanying notes to pro forma condensed consolidated financial statements.

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FLYWHEEL ADVANCED TECHNOLOGY, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME

FOR THE THREE MONTHS ENDED DECEMBER 31, 2023

	Historical		Pro Forma Adjustments	Pro Forma Consolidated

REVENUE, NET	$625,809	{e}	$(625,809)	$-
COST OF REVENUE	(414,378)	{e}	414,378	-

GROSS PROFIT	211,431		(211,431)	-

OPERATING EXPENSES
Sales and marketing	22,278	{e}	(22,278)	-
General and administrative	336,087	{e}	(166,799)	169,288
Depreciation and amortization	31,387	{e}	(31,387)	-

Total Operating Expenses	389,752		(220,464)	169,288
OPERATING LOSS	(178,321)		9,033	(169,288)
OTHER INCOME (EXPENSES)
Other income	103,801	{e}	(103,801)	-
Interest expense, net	(5,186)	{e}	5,186	-

Total Other Income	98,615		(98,615)	-

LOSS BEFORE INCOME TAXES	(79,706)		(89,582)	(169,288)
Income taxes	(8,604)	{h}	8,604	-

NET LOSS	$(88,310)		$(80,978)	$(169,288)
OTHER COMPREHENSIVE INCOME
Foreign currency translation gains	8,543		(8,543)	-

COMPREHENSIVE LOSS	$(79,767)		$(89,521)	$(169,288)

Net loss per share, basic and diluted	$(0.00)			$(0.01)
Weighted average shares outstanding,
basic and diluted	29,662,164			29,662,164

See accompanying notes to pro forma condensed consolidated financial statements.

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FLYWHEEL ADVANCED TECHNOLOGY, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE LOSS

FOR THE YEAR ENDED SEPTEMBER 30, 2023

	Historical		Pro Forma Adjustments	Pro Forma Consolidated

REVENUE, NET	$1,448,176	{e}	$(1,448,176)		$-
COST OF REVENUE	(961,818)	{e}	961,818		-
GROSS PROFIT	486,358		(486,358)		-
OPERATING EXPENSES
Sales and marketing	57,592	{e}	(57,592)		-
General and administrative	1,768,269	{e}{g}	(417,206)		1,351,063
Depreciation and amortization	74,638	{e}	(74,638)		-

Total Operating Expenses	1,900,499		(549,436)		1,351,063

OPERATING LOSS	(1,414,141)		63,078		(1,351,063)

OTHER INCOME (EXPENSES)
Other income	344,461	{e}	(344,461)		-
Gains on disposal of subsidiaries	-	{f}	4,101,140		4,101,140
Interest expense, net	(10,752)	{e}	10,752		-
Total Other Income	333,709		3,767,431		4,101,140

(LOSS) INCOME BEFORE INCOME TAXES	(1,080,432)		3,830,509		2,750,077
Income taxes	(2,357)	{h}	2,357		-

NET (LOSS) INCOME	$(1,082,789)		$3,832,866		$2,750,077

OTHER COMPREHENSIVE LOSS
Foreign currency translation (loss)	(2,691)		2,691		-

COMPREHENSIVE (LOSS) INCOME	$(1,085,480)		$3,835,557		$2,750,077

Net loss per share, basic and diluted	$(0.05)				$0.12
Weighted average shares outstanding,
basic and diluted	23,549,970			{d}	23,549,970

See accompanying notes to pro forma condensed consolidated financial statements.

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FLYWHEEL ADVANCED TECHNOLOGY, INC.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

Note 1	Description of Transaction

On July 5, 2024, Flywheel Advanced Technology, Inc. (the “Company,” “FWFW,” “we,” or “our”) and Mega Fortune Company Limited, its wholly-owned subsidiary, completed the sale (the “Mega Fortune Disposition”) to Mericorn Company Limited (the “Buyer”), of all of the equity associated with the Company ‘ s Mega Fortune Company Limited, which is comprised of the Company’ s subsidiaries Pontes Fides Company Limited, QBS System Limited and QBS System Pty Ltd, pursuant to a Share Purchase Agreement, dated as of July 5, 2023. The Mega Fortune Company Limited and its subsidiaries are engaged in the business of provision of IoT maintenance and support services, IoT BPO services and IoT development services in Hong Kong and Australia. Under the terms of the Share Purchase Agreement, the Buyer paid HK$56,360,000 (or approximately $7,230,000) by the transfer of 938 shares of the Buyer’s wholly owned subsidiary, Elison Virtus Company Limited (“Elison”) from the Buyer to the Company for the Mega Fortune Disposition.

Note 2	Basis of Presentation

The unaudited pro forma condensed consolidated balance sheet and statements of operations are based upon the historical consolidated financial statements of FWFW, which were included in its Annual Report on Form 10-K for the fiscal year ended September 30, 2023, and its Quarterly Report on Form 10-Q for the three months ended December 31, 2023, each previously filed with the Securities and Exchange Commission. The unaudited pro forma condensed consolidated balance sheet as of December 31, 2023 has been prepared by including the unaudited historical condensed consolidated balance sheet of FWFW as of December 31, 2023, adjusted to reflect the pro forma effect as if the Mega Fortune Disposition had been occurred on that date. The unaudited pro forma condensed consolidated statement of operations for the three months ended December 31, 2023 and the unaudited pro forma condensed consolidated statement of operations for the year ended September 30, 2023 have been prepared by including the Company’s historical condensed consolidated statements of operations, adjusted to reflect the pro forma effect as if the Mega Fortune Disposition had been occurred on March 22, 2023, the date of acquisition of subsidiaries.

Note 3	Pro Forma Adjustment

Explanations of the adjustments to the pro forma balance sheets are as follows:

	{a}	Reflects proceeds of the HKD56,360,000 (or approximately $7,230,000), was paid by the transfer of 938 shares of Elison from the Buyer to the Company as of December 31, 2023.
	{b}	Reflects the elimination of assets and liabilities included in the Mega Fortune Disposition.
	{c}	Reflects the effect on accumulated deficit related to the estimated gain on sale and related tax impacts attributable to the Company due to the Mega Fortune Disposition.
	{d}	Reflects currency translation losses directly attributable to the Mega Fortune and its subsidiaries in the amount of $5,852 that were reclassified from Accumulated Other Comprehensive Loss to the Statement of Operations. The impacts in the Statement of Operations are included in the total estimated loss on disposal.

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FLYWHEEL ADVANCED TECHNOLOGY, INC.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

Explanations of the adjustments to the pro forma statements of operations are as follows:

{e}	Represents the elimination of Revenue, Operating Costs and Expenses including; costs of revenue, depreciation of property, plant and equipment, amortization of right-of-use assets, amortization of acquisition-related intangibles and selling, marketing and administration expenses as well as interest expense net of interest income and other income, attributable to the Mega Fortune and its subsidiaries for the periods presented.
{f}	Represents the estimated gain on disposal of subsidiaries of $4.1 million as of March 22, 2023
{g}	Represents adjustments to recognize transaction related expenses of $32,000.
{h}	The income tax effect resulting from the pro forma effect of the Mega Fortune Disposition based on the statutory tax rates in effect.

Note 4	Gain on Sale

The gain on the Mega Fortune Disposition, as if the transaction had been completed on December 31, 2023, is estimated at $3.8 million. The gain on disposal of subsidiaries is not considered in the pro forma condensed consolidated statements of operations as it is a nonrecurring credit. The actual amount of the gain will be based on the balances as of the closing date and may differ materially from the pro forma gain amount.

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